[LOGO] Merrill Lynch  Investment Managers

Annual Report

November 30, 2002

MuniYield
New Jersey
Fund, Inc.

www.mlim.ml.com

                        MUNIYIELD NEW JERSEY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                              MuniYield New Jersey Fund, Inc., November 30, 2002

DEAR SHAREHOLDER

For the year ended November 30, 2002, the Common Stock of MuniYield New Jersey Fund, Inc. earned $.960 per share income dividends, which included earned and unpaid dividends of $.080. This represents a net annualized yield of 6.47%, based on a year-end per share net asset value of $14.84. Over the same period, the total investment return on the Fund's Common Stock was +7.22%, based on a change in per share net asset value from $14.78 to $14.84, and assuming reinvestment of $.960 per share income dividends.

For the six-month period ended November 30, 2002, the total investment return on the Fund's Common Stock was +3.45%, based on a change in per share net asset value from $14.82 to $14.84, and assuming reinvestment of $.480 per share income dividends.

For the six-month period ended November 30, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.22% for Series A and 1.04% for Series B.

The Municipal Market Environment

During the six-month period ended November 30, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/ Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had fallen to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth seen earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields had fallen to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric, International Business Machines and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by signs of further U.S. economic recovery, especially improving labor market activity. By the end of November, third quarter U.S. GDP growth was initially estimated at 4%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points to 1.25%, their lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the incipient U.S. economic recovery. While long-term U.S. Treasury bond yields rose nearly 40 basis points in October and November, during the past six months U.S. Treasury bond yields declined almost 60 basis points to 5.04%.

For the six-month period ended November 30, 2002, municipal bond prices also generally rose. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months allowing tax-exempt bond prices to rise. By the end of November 2002, long-term municipal revenue bond yields stood at 5.28%, a decline of almost 25 basis points during the past six months.

Investor demand remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at nearly $16 billion, up nearly 40% compared to the same period in 2001. Additionally, investors received from June to August approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board rate reductions, short-term municipal rates have declined to the 1%-1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year-15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rates levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of more than 40% compared to the same period in 2001. More than $100 billion in long-term tax-exempt securities was underwritten during the November quarter of 2002 compared to the November quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their present historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the ongoing military response to worldwide terrorism helped reduce a once-sizeable Federal surplus to a material deficit. Further anticipated military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than


                                     2 & 3
economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, suggesting that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to New Jersey, the state's general obligation rating was downgraded by both Moody's Investors Service (Moody's) and Standard & Poor's and currently stands at Aa2 and AA, respectively. These actions reflect a deteriorating fiscal situation brought about by declining revenue projections amid sluggish economic growth. Balancing the budget for fiscal year 2002 required a significant reduction in the state's available general fund reserves that will likely reduce fiscal flexibility in later years. While Moody's maintains a negative outlook, both rating agencies cite such underlying fundamental strengths as a highly educated workforce and a diverse economic base as reasons to be optimistic about the state's economic prospects over the long haul. The Fund has largely been insulated from any negative price reactions resulting from the rating downgrade. Indeed, given the overall positive environment for fixed income securities, price reactions have been very limited. Going forward, any additional credit deterioration should have a limited effect on the Fund's holdings because of the inherent high credit quality profile of the portfolio.

Portfolio Strategy

During the six-month period ended November 30, 2002, the Fund's competitive distribution yield and leveraged structure largely offset its defensive investment position and allowed the Fund to fully participate in recent market gains. While positioning the Fund for expected higher interest rates, some potential price gains were sacrificed in exchange for a lower degree of interest rate risk and volatility. Over the past year, we undertook a number of measures to accomplish this goal, including a reduction in the average maturity of the portfolio and the implementation of a modest hedge employing 10-year U.S. Treasury note futures. While cash reserves were limited for the period, more than 65% of the Fund's holdings are set to mature in less than 20 years. Our decision to allocate Fund assets accordingly reflected the shape of the municipal yield curve and our recognition that approximately 90%-95% of the yield available on 30-year municipal bonds could be derived by investing in the 15-year-20-year sector. In light of a generally cautious investment outlook, this appears to be a reasonable tradeoff, given the lower degree of interest rate risk achieved by investing in shorter maturities.

With the foregoing strategy in mind, our efforts were also directed toward maintaining the Fund's competitive income distribution by modestly raising the credit risk profile of the Fund. We accomplished this through selective increases in exposure to lower investment-grade bonds. Municipal credit spreads remain attractive in comparison to historical averages and should offer a solid total return potential in coming months. In addition, a number of the Fund's holdings were subjected to early redemption in recent months as issuers have sought to refinance existing debt in the current low interest rate environment. These bond redemptions typically happen when interest rates are low. As such, reinvestment of the proceeds generally entails accepting a reduced income stream. However, given the favorable risk/reward ratio presently in the market, the effect of these redemptions on the overall Fund was limited as we reinvested in lower investment-grade municipal bonds. Nevertheless, we continued to be mindful of the relatively conservative approach mandated by the Fund's investment restrictions. At November 30, 2002, more than 85% of the Fund's assets were rated A or better by either Moody's or Standard & Poor's. We implemented our current strategy as a means to capture perceived value in the marketplace and as such our actions did not reflect a departure from past practices.

During the six-month period ended November 30, 2002, the Fund's borrowing costs remained in the 1%-1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Further material declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect our short-term borrowing costs to remain near current levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Caution will continue to characterize the Fund's investment stance over the next few months as prospects for heavy new-issue municipal volume has put pressure on a market expected to weaken against the backdrop of a strengthening economy. Barring any major change in market fundamentals, we do not anticipate any significant alteration in portfolio strategy. As evidenced by recent favorable performance results when interest rates rose, we believe the Fund is positioned appropriately given our investment outlook. However, to the extent that fixed income markets remain buoyant, the Fund may not be able to provide enhanced results.

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

December 20, 2002


                                     4 & 5

                              MuniYield New Jersey Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P       Moody's      Face
STATE                  Ratings#    Ratings#     Amount   Issue                                                                Value
====================================================================================================================================
New Jersey--133.3%     AA          NR*         $ 1,000   Burlington County, New Jersey, Bridge Commission Revenue Bonds
                                                         (Governmental Leasing Program), 5.25% due 8/15/2020                 $ 1,039
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           2,500   Camden County, New Jersey, Improvement Authority, Lease
                                                         Revenue Bonds (County Guaranteed), 6.15% due
                                                         10/01/2004  (d)(g)(j)                                                 2,749
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           6,925   Cape May County, New Jersey, Industrial Pollution Control
                                                         Financing Authority Revenue Bonds (Atlantic City Electric
                                                         Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)             7,667
                       -------------------------------------------------------------------------------------------------------------
                       NR*         Aaa           3,930   Delaware River Port Authority of Pennsylvania and New Jersey
                                                         Revenue Bonds, RIB, Series 396, 10.563% due 1/01/2019 (c)(e)          4,812
                       -------------------------------------------------------------------------------------------------------------
                                                         Gloucester County, New Jersey, Improvement Authority, Solid
                                                         Waste Resource Recovery Revenue Refunding Bonds (Waste
                                                         Management Inc. Project):
                       BBB         NR*           1,180     AMT, Series B, 7% due 12/01/2029                                    1,290
                       BBB         NR*           2,000     Series A, 6.85% due 12/01/2029                                      2,182
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           1,500   Hudson County, New Jersey, COP, Refunding, 6.25% due
                                                         12/01/2016 (d)                                                        1,784
                       -------------------------------------------------------------------------------------------------------------
                       AAA         NR*          13,950   Hudson County, New Jersey, Improvement Authority, Facility
                                                         Lease Revenue Refunding Bonds (Hudson County Lease Project),
                                                         5.375% due 10/01/2024 (b)                                            14,430
                       -------------------------------------------------------------------------------------------------------------
                                                         Jackson Township, New Jersey, School District, GO (b):
                       AAA         Aaa           3,090     5% due 4/15/2018                                                    3,190
                       AAA         Aaa           3,750     5% due 4/15/2019                                                    3,843
                       -------------------------------------------------------------------------------------------------------------
                                                         Monmouth County, New Jersey, Improvement Authority,
                                                         Governmental Loan Revenue Refunding Bonds (a):
                       AAA         Aaa           2,235     5% due 12/01/2015                                                   2,352
                       AAA         Aaa           2,345     5% due 12/01/2016                                                   2,450
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
                       A+          NR*             600     5.25% due 6/01/2024                                                   605
                       A+          NR*             685     5.25% due 6/01/2032                                                   687
                       -------------------------------------------------------------------------------------------------------------
                       BBB-        NR*           1,500   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                                         Village), Series C, 5.50% due 1/01/2028                               1,346
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                                         (Fellowship Village), Series A:
                       BBB-        NR*           1,250     5.50% due 1/01/2018                                                 1,168
                       BBB-        NR*           5,000     5.50% due 1/01/2025                                                 4,526
                       -------------------------------------------------------------------------------------------------------------
                       NR*         Aaa           5,575   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                                         (NUI Corporation), RIB, Series 371, 10.77% due
                                                         10/01/2022 (a)(e)                                                     6,599
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           2,700   New Jersey EDA, New Jersey Water Facilities Revenue Refunding
                                                         Bonds (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)       2,692
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey EDA, Revenue Bonds:
                       A           NR*           1,235     (Department of Human Services), 5% due 7/01/2011                    1,316
                       A           NR*           1,220     (Department of Human Services), 5% due 7/01/2012                    1,298
                       A           NR*             750     (Department of Human Services), 5% due 7/01/2022                      735
                       AAA         Aaa           2,400     (Educational Testing Service), Series B, 6.25% due
                                                           5/15/2005 (d)(g)                                                    2,689
                       NR*         Aaa           3,335     (Saint Barnabas Project), Series A, 5.41%** due 7/01/2022 (d)       1,222
                       NR*         Aaa           3,850     (Saint Barnabas Project), Series A, 6.30%** due 7/01/2024 (d)       1,260
                       AAA         Aaa           5,000     School Facilities--Construction, GO, Series A, 5.25% due
                                                           6/15/2019 (a)                                                       5,220
                       AAA         Aaa          10,000     (Transportation Project), Sublease, Series A, 5.875% due
                                                           5/01/2015 (c)                                                      11,082
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           2,500   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                                         Corporation), 6.50% due 7/01/2024 (c)                                 2,712
                       -------------------------------------------------------------------------------------------------------------
                       NR*         Aaa           3,335   New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT,
                                                         Series 417, 12.26% due 11/01/2034 (b)(e)                              3,968
                       -------------------------------------------------------------------------------------------------------------
                       A1+         VMIG1@          200   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                                         (United Water of New Jersey Inc. Project), VRDN, AMT, Series
                                                         C, 1.45% due 11/01/2025 (a)(f)                                          200
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey Environmental Infrastructure Trust Revenue Bonds
                                                         (Environmental Infrastructure), Series A:
                       AAA         Aaa           3,305     5% due 9/01/2016                                                    3,475
                       AAA         Aaa           5,975     5.25% due 9/01/2017                                                 6,279
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa             825   New Jersey Environmental Infrastructure Trust, Series A, 5%
                                                         due 9/01/2017                                                           862
                       -------------------------------------------------------------------------------------------------------------
                       BBB-        Baa3          1,000   New Jersey Health Care Facilities Financing Authority,
                                                         Healthcare Revenue Bonds (Palisades Medical Center of New
                                                         York), 6.625% due 7/01/2031                                           1,013
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey Health Care Facilities Financing Authority Revenue
                                                         Bonds:
                       AAA         Aaa           4,000     (Robert Wood University), 5.70% due 7/01/2020 (a)                   4,281
                       NR*         Baa1          6,640     (South Jersey Hospital), 6% due 7/01/2026                           6,770
                       AA          NR*           2,000     (Southern Ocean County Hospital), 5.125% due 7/01/2031              2,001
                       NR*         Baa1          4,200     (Southern Ocean County Hospital), Series A, 6.25% due
                                                           7/01/2023                                                           4,254
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey Health Care Facilities Financing Authority, Revenue
                                                         Refunding Bonds:
                       A-          A3            1,020     (Atlantic City Medical Center), 6.25% due 7/01/2017                 1,108
                       A-          A3            2,185     (Atlantic City Medical Center), 5.75% due 7/01/2025                 2,214
                       BBB         NR*           2,000     (Christian Health Care Center), Series A, 5.25% due 7/01/2013       1,910
                       BBB+        NR*           5,500     (Holy Name Hospital), 6% due 7/01/2025                              5,426
                       AAA         NR*           2,845     (Jersey Shore Medical Center), 6.75% due 7/01/2004 (a)(g)           3,123
                       AAA         Aaa           2,155     (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)              2,342
                       AAA         Aaa           1,500     (Meridian Health System Obligation Group), 5.25% due
                                                           7/01/2019 (c)                                                       1,550
                       AAA         Aaa           2,250     (Meridian Health System Obligation Group), 5.375% due
                                                           7/01/2024 (c)                                                       2,311
                       AAA         Aaa           2,195     (Meridian Health System Obligation Group), 5.25% due
                                                           7/01/2029 (c)                                                       2,224
                       AAA         Aaa           1,000     (Monmouth Medical Center), Series C, 6.25% due
                                                           7/01/2004  (c)(g)                                                   1,090
                       BBB-        Baa3          2,075     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027       1,963
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           5,400   New Jersey State Educational Facilities Authority, Higher
                                                         Education, Capital Improvement Revenue Bonds, Series A, 5.125%
                                                         due 9/01/2022 (a)                                                     5,489
                       -------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list on the right.

AMT           Alternative Minimum Tax (subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
EDA           Economic Development Authority
EDR           Economic Development Revenue Bonds
GO            General Obligation Bonds
M/F           Multi-Family
RIB           Residual Interest Bonds
VRDN          Variable Rate Demand Notes


                                     6 & 7

                              MuniYield New Jersey Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P       Moody's      Face
STATE                  Ratings#    Ratings#     Amount   Issue                                                                Value
====================================================================================================================================
New Jersey                                               New Jersey State Educational Facilities Authority Revenue
(concluded)                                              Bonds (Rowan University), Series B (b):
                       AAA         Aaa         $ 1,730     5.25% due 7/01/2017                                              $  1,809
                       AAA         Aaa           1,620     5.25% due 7/01/2018                                                 1,693
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey State Educational Facilities Authority, Revenue
                                                         Refunding Bonds:
                       AA          NR*           2,190     (Rider University), 5.25% due 7/01/2013 (h)                         2,395
                       AA          NR*           1,000     (Rider University), 5% due 7/01/2017 (h)                            1,037
                       AAA         Aaa           1,515     (William Paterson University), Series E, 5.25% due
                                                           7/01/2018 (i)                                                       1,595
                       AAA         Aaa           1,595     (William Paterson University), Series E, 5.25% due
                                                           7/01/2019 (i)                                                       1,667
                       AAA         Aaa           1,680     (William Paterson University), Series E, 5.25% due
                                                           7/01/2020 (i)                                                       1,745
                       -------------------------------------------------------------------------------------------------------------
                       AA          Aa2           2,105   New Jersey State, GO, AMT, 7.05% due 7/15/2005 (g)                    2,391
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           9,850   New Jersey State Higher Education Assistance Authority,
                                                         Student Loan Revenue Bonds, AMT, Series A, 5.30% due
                                                         6/01/2017 (a)                                                        10,149
                       -------------------------------------------------------------------------------------------------------------
                       AA-         A1            2,500   New Jersey State Highway Authority, Garden State Parkway,
                                                         General Revenue Refunding Bonds, 5.625% due 1/01/2030                 2,645
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey State Housing and Mortgage Finance Agency, Home
                                                         Buyer Revenue Bonds, AMT (d):
                       AAA         Aaa           5,350     Series CC, 5.80% due 10/01/2020                                     5,579
                       AAA         Aaa           4,185     Series M, 7% due 10/01/2026                                         4,369
                       AAA         Aaa           3,335     Series U, 5.60% due 10/01/2012                                      3,493
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           1,925   New Jersey State Housing and Mortgage Finance Agency, M/F
                                                         Housing Revenue Refunding Bonds, Series A, 6.05% due
                                                         11/01/2020 (a)                                                        1,994
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey State Transit Corporation, COP:
                       AAA         Aaa           7,150     6.50% due 10/01/2016 (c)                                            8,176
                       A-          A2            3,620     (Federal Transit Administration Grants), Series B, 5.75% due
                                                           9/15/2014 (a)                                                       3,966
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           5,250   New Jersey State Transportation Trust Fund Authority,
                                                         Transportation System Revenue Bonds, Series B, 5% due
                                                         6/15/2013 (a)                                                         5,617
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey State Transportation Trust Fund Authority,
                                                         Transportation System Revenue Refunding Bonds, Series B (d):
                       AAA         Aaa          10,000     6% due 12/15/2016                                                  11,415
                       AAA         Aaa           1,540     6% due 12/15/2018                                                   1,744
                       -------------------------------------------------------------------------------------------------------------
                                                         New Jersey State Turnpike Authority, Turnpike Revenue
                                                         Refunding Bonds, Series A (d):
                       AAA         Aaa           3,000     5.75% due 1/01/2010                                                 3,392
                       AAA         Aaa           5,000     5.75% due 1/01/2019                                                 5,432
                       -------------------------------------------------------------------------------------------------------------
                       AA-         Aa1           1,865   New Jersey Wastewater Treatment Trust Revenue Bonds, Series A,
                                                         6.50% due 4/01/2004 (g)                                               2,021
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           1,035   Perth Amboy, New Jersey, Board of Education, GO, Refunding, 5%
                                                         due 7/15/2018 (b)                                                     1,069
                       -------------------------------------------------------------------------------------------------------------
                       AA-         A1            5,000   Port Authority of New York and New Jersey, Consolidated
                                                         Revenue Bonds, 93rd Series, 6.125% due 6/01/2094                      5,672
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           2,185   Port Authority of New York and New Jersey, Consolidated
                                                         Revenue Refunding Bonds, 125th Series, 5% due 10/15/2021 (c)          2,211
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           4,435   Port Authority of New York and New Jersey, Revenue Bonds,
                                                         Trust Receipts, AMT, Class R, Series 10, 10.142% due
                                                         1/15/2017 (c)(e)                                                      5,272
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           5,300   Port Authority of New York and New Jersey, Revenue Refunding
                                                         Bonds, DRIVERS, Series 153, 9.08% due 9/15/2012 (b)(e)                6,006
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           2,000   Port Authority of New York and New Jersey, Special Obligation
                                                         Revenue Bonds (JFK International Air Terminal), AMT, Series 6,
                                                         5.75% due 12/01/2022 (d)                                              2,087
                       -------------------------------------------------------------------------------------------------------------
                                                         Port Authority of New York and New Jersey, Special Obligation
                                                         Revenue Refunding Bonds (Versatile Structure Obligation),
                                                         VRDN (f):
                       A1+         VMIG1@          700     Series 3, 1.25% due 6/01/2020                                         700
                       A1+         VMIG1@          600     Series 5, 1.25% due 8/01/2024                                         600
                       -------------------------------------------------------------------------------------------------------------
                       A           A1            7,160   Tobacco Settlement Financing Corporation, New Jersey, Asset-
                                                         Backed Revenue Refunding Bonds, 6% due 6/01/2037                      6,825
                       -------------------------------------------------------------------------------------------------------------
                                                         Union County, New Jersey, Utilities Authority, Senior Lease
                                                         Revenue Refunding Bonds (Ogden Martin System of Union), AMT,
                                                         Series A (a):
                       AAA         Aaa           1,585     5.375% due 6/01/2017                                                1,617
                       AAA         Aaa           1,175     5.375% due 6/01/2018                                                1,191
                       -------------------------------------------------------------------------------------------------------------
                                                         University of Medicine and Dentistry, New Jersey, Revenue
                                                         Bonds, Series A (a):
                       AAA         Aaa             945     5.50% due 12/01/2018                                                1,028
                       AAA         Aaa           1,900     5.50% due 12/01/2019                                                2,050
                       AAA         Aaa           1,870     5.50% due 12/01/2020                                                2,002
                       AAA         Aaa           1,435     5.50% due 12/01/2021                                                1,528
====================================================================================================================================
Puerto Rico--8.5%      AAA         Aaa           5,250   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                         Series HH, 5.25% due 7/01/2029 (c)                                    5,388
                       -------------------------------------------------------------------------------------------------------------
                       NR*         Baa2          2,000   Puerto Rico Industrial, Tourist, Educational, Medical and
                                                         Environmental Control Facilities Revenue Bonds (Cogeneration
                                                         Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026         2,064
                       -------------------------------------------------------------------------------------------------------------
                       AAA         Aaa           1,000   Puerto Rico Municipal Finance Agency Revenue Bonds, Series A,
                                                         5.25% due 8/01/2021 (c)                                               1,042
                       -------------------------------------------------------------------------------------------------------------
                       AAA         NR*           8,750   Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS,
                                                         Series 211, 9.05% due 7/01/2021 (d)(e)                                9,339
====================================================================================================================================
Virgin Islands--1.7%   BBB-        Baa3          3,500   Virgin Islands Government Refinery Facilities Revenue Bonds
                                                         (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                     3,510
====================================================================================================================================
                                                         Total Municipal Bonds (Cost--$287,849)--143.5%                      302,323
====================================================================================================================================


                                     8 & 9

                              MuniYield New Jersey Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                                                Shares
                                                 Held    Common Stock                                                        Value
====================================================================================================================================
                                                 1,150   CMA New Jersey Money Market Fund@@                                $  1,150
====================================================================================================================================
                                                         Total Common Stock (Cost--$1,150)--0.5%                              1,150
====================================================================================================================================
                       Total Investments (Cost--$288,999)--144.0%                                                           303,473

                       Variation Margin on Financial Futures Contracts***--(0.0%)                                               (53)

                       Preferred Stock, at Redemption Value--(46.3%)                                                        (97,500)

                       Other Assets Less Liabilities--2.3%                                                                    4,807
                                                                                                                           --------
                       Net Assets Applicable to Common Stock--100.0%                                                       $210,727
                                                                                                                           ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2002.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2002.
(g)   Prerefunded.
(h)   Radian Assurance.
(i)   XL Capital Insured.
(j) All or a portion of security held as collateral in connection with open financial futures contracts.
  *    Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of November 30, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                Expiration
      Contracts            Issue                   Date                    Value
      --------------------------------------------------------------------------
         155         U.S. Treasury Notes      December 2002              $17,440
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$17,342)                                    $17,440
                                                                         =======
      --------------------------------------------------------------------------

  @   Highest short-term rating by Moody's Investors Service, Inc.
 @@ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                   Net Share             Net            Dividend
      Affiliate                    Activity              Cost            Income
      --------------------------------------------------------------------------
      CMA New Jersey
      Money Market Fund              1,150              $1,150            --(1)
      --------------------------------------------------------------------------
      (1)   Amount is less than $1,000.

#     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                       As of November 30, 2002
=============================================================================================================================
Assets:                Investments, at value (identified cost--$288,998,972) ..............                      $303,473,105
                       Cash ...............................................................                            25,772
                       Receivables:
                          Interest ........................................................     $  5,988,426
                          Securities sold .................................................        2,909,809        8,898,235
                                                                                                ------------
                       Prepaid expenses and other assets ..................................                             4,328
                                                                                                                 ------------
                       Total assets .......................................................                       312,401,440
                                                                                                                 ------------
=============================================================================================================================
Liabilities:           Payables:
                          Securities purchased ............................................        3,749,538
                          Dividends to Common Stock shareholders ..........................          208,792
                          Investment adviser ..............................................          119,010
                          Variation margin ................................................           53,281        4,130,621
                                                                                                ------------
                       Accrued expenses and other liabilities .............................                            43,803
                                                                                                                 ------------
                       Total liabilities ..................................................                         4,174,424
                                                                                                                 ------------
=============================================================================================================================
Preferred Stock:       Preferred Stock, at redemption value, par value $.05 per share
                       (2,400 Series A shares and 1,500 Series B shares of AMPS* issued
                       and outstanding at $25,000 per share liquidation preference) .......                        97,500,000
                                                                                                                 ------------
=============================================================================================================================
Net Assets             Net assets applicable to Common Stock ..............................                      $210,727,016
Applicable to                                                                                                    ============
Common Stock:
=============================================================================================================================
Analysis of Net        Common Stock, par value $.10 per share (14,203,242 shares issued
Assets Applicable to   and outstanding) ...................................................                      $  1,420,324
Common Stock:          Paid-in capital in excess of par ...................................                       204,306,838
                       Undistributed investment income--net ...............................     $  1,831,908
                       Accumulated realized capital losses on investments--net ............      (11,208,101)
                       Unrealized appreciation on investments--net ........................       14,376,047
                                                                                                ------------
                       Total accumulated earnings--net ....................................                         4,999,854
                                                                                                                 ------------
                       Total--Equivalent to $14.84 net asset value per share of Common
                       Stock (market price--$14.07) .......................................                      $210,727,016
                                                                                                                 ============
=============================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

                                    10 & 11

                              MuniYield New Jersey Fund, Inc., November 30, 2002

STATEMENT OF OPERATIONS

                        For the Year Ended November 30, 2002
================================================================================================================================
Investment Income:      Interest .............................................................                      $ 17,101,589
                        Dividends ............................................................                                69
                                                                                                                    ------------
                        Total income .........................................................                        17,101,658
                                                                                                                    ------------
================================================================================================================================
Expenses:               Investment advisory fees .............................................     $  1,539,945
                        Commission fees ......................................................          247,368
                        Accounting services ..................................................          120,079
                        Professional fees ....................................................           81,452
                        Transfer agent fees ..................................................           69,638
                        Printing and shareholder reports .....................................           32,481
                        Listing fees .........................................................           28,293
                        Directors' fees and expenses .........................................           22,699
                        Custodian fees .......................................................           19,841
                        Pricing fees .........................................................           14,041
                        Other ................................................................           43,438
                                                                                                   ------------
                        Total expenses before reimbursement ..................................        2,219,275
                        Reimbursement of expenses ............................................              (47)
                                                                                                   ------------
                        Total expenses after reimbursement ...................................                         2,219,228
                                                                                                                    ------------
                        Investment income--net ...............................................                        14,882,430
                                                                                                                    ------------
================================================================================================================================
Realized & Unrealized   Realized loss on investments--net ....................................                          (396,776)
Gain (Loss) on          Change in unrealized appreciation on investments--net ................                         1,227,623
Investments--Net:                                                                                                   ------------
                        Total realized and unrealized gain on investments--net ...............                           830,847
                                                                                                                    ------------
================================================================================================================================
Dividends &             Investment income--net ...............................................                        (1,218,429)
Distributions to        Realized gain on investments--net ....................................                           (13,071)
Preferred Stock                                                                                                     ------------
Shareholders:           Total dividends and distributions to Preferred Stock shareholders ....                        (1,231,500)
                                                                                                                    ------------
                        Net Increase in Net Assets Resulting from Operations .................                      $ 14,481,777
                                                                                                                    ============
================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                             November 30,
                                                                                                   --------------------------------
                    Increase (Decrease) in Net Assets:                                                  2002               2001+
===================================================================================================================================
Operations:         Investment income--net ....................................................    $  14,882,430      $  15,251,611
                    Realized gain (loss) on investments--net ..................................         (396,776)         3,745,181
                    Change in unrealized appreciation on investments--net .....................        1,227,623          7,315,988
                    Dividends and distributions to Preferred Stock shareholders ...............       (1,231,500)        (2,787,540)
                                                                                                   -------------      -------------
                    Net increase in net assets resulting from operations ......................       14,481,777         23,525,240
                                                                                                   -------------      -------------
===================================================================================================================================
Dividends &         Investment income--net ....................................................      (13,628,966)       (12,315,094)
Distributions to    Realized gain on investments--net .........................................          (58,374)                --
Common Stock                                                                                       -------------      -------------
Shareholders:       Net decrease in net assets resulting from dividends and distributions to
                    Common Stock shareholders .................................................      (13,687,340)       (12,315,094)
                                                                                                   -------------      -------------
===================================================================================================================================
Common Stock        Value of shares issued to Common Stock shareholders in reinvestment of
Transactions:       dividends and distributions ...............................................          315,425                 --
                                                                                                   -------------      -------------
===================================================================================================================================
Net Assets          Total increase in net assets applicable to Common Stock ...................        1,109,862         11,210,146
Applicable to       Beginning of year .........................................................      209,617,154        198,407,008
Common Stock:                                                                                      -------------      -------------
                    End of year* ..............................................................    $ 210,727,016      $ 209,617,154
                                                                                                   =============      =============
===================================================================================================================================
                   *Undistributed investment income--net ......................................    $   1,831,908      $   1,610,902
                                                                                                   =============      =============
===================================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                                    12 & 13

                              MuniYield New Jersey Fund, Inc., November 30, 2002

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in
                     the financial statements.                                   For the Year Ended November 30,
                                                                      ----------------------------------------------------
                     Increase (Decrease) in Net Asset Value:            2002       2001       2000       1999       1998
==========================================================================================================================
Per Share            Net asset value, beginning of year .........     $  14.78   $  13.99   $  13.60   $  15.93   $  15.51
Operating                                                             --------   --------   --------   --------   --------
Performance:+        Investment income--net .....................         1.06       1.08       1.01       1.06       1.13
                     Realized and unrealized gain (loss) on
                     investments--net ...........................          .05        .78        .45      (1.98)       .42
                     Dividends and distributions to Preferred
                     Stock shareholders:
                       Investment income--net ...................         (.09)      (.20)      (.26)      (.19)      (.21)
                       Realized gain on investments--net ........           --@        --         --         --         --
                       In excess of realized gain on
                       investments--net .........................           --         --         --       (.04)      (.03)
                                                                      --------   --------   --------   --------   --------
                     Total from investment operations ...........         1.02       1.66       1.20      (1.15)      1.31
                                                                      --------   --------   --------   --------   --------
                     Less dividends and distributions to
                     Common Stock shareholders:
                       Investment income--net ...................         (.96)      (.87)      (.81)      (.87)      (.89)
                       Realized gain on investments--net ........           --@        --         --         --         --
                       In excess of realized gain on
                       investments--net .........................           --         --         --       (.31)        --
                                                                      --------   --------   --------   --------   --------
                     Total dividends and distributions to
                     Common Stock shareholders ..................         (.96)      (.87)      (.81)     (1.18)      (.89)
                                                                      --------   --------   --------   --------   --------
                     Net asset value, end of year ...............     $  14.84   $  14.78   $  13.99   $  13.60   $  15.93
                                                                      ========   ========   ========   ========   ========
                     Market price per share, end of year ........     $  14.07   $  14.41   $12.8125   $  12.25   $  16.75
                                                                      ========   ========   ========   ========   ========
==========================================================================================================================
Total Investment     Based on market price per share ............        4.27%     19.45%     11.55%    (20.75%)    13.89%
Return:*                                                              ========   ========   ========   ========   ========
                     Based on net asset value per share .........        7.22%     12.20%      9.71%     (7.48%)     8.68%
                                                                      ========   ========   ========   ========   ========
==========================================================================================================================
Ratios Based on      Total expenses, excluding reorganization
Average Net          expenses** .................................        1.05%      1.06%      1.10%      1.05%      1.02%
Of Common Stock:                                                      ========   ========   ========   ========   ========
                     Total expenses** ...........................        1.05%      1.06%      1.29%      1.05%      1.02%
                                                                      ========   ========   ========   ========   ========
                     Total investment income--net** .............        7.06%      7.26%      7.59%      7.16%      7.24%
                                                                      ========   ========   ========   ========   ========
                     Amount of dividends to Preferred Stock
                     shareholders ...............................         .58%      1.33%      1.91%      1.25%      1.37%
                                                                      ========   ========   ========   ========   ========
                     Investment income--net, to Common Stock
                     shareholders ...............................        6.48%      5.93%      5.68%      5.91%      5.87%
                                                                      ========   ========   ========   ========   ========
==========================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and
Average Net          excluding reorganization expenses** ........         .72%       .72%       .73%       .73%       .71%
Assets of Common &                                                    ========   ========   ========   ========   ========
Preferred Stock:**   Total expenses, excluding reorganization
                     expenses ...................................         .72%       .72%       .73%       .73%       .71%
                                                                      ========   ========   ========   ========   ========
                     Total expenses .............................         .72%       .72%       .86%       .73%       .71%
                                                                      ========   ========   ========   ========   ========
                     Total investment income--net ...............        4.83%      4.95%      5.04%      4.95%      5.03%
                                                                      ========   ========   ========   ========   ========
==========================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..        1.25%      2.84%      3.77%      2.81%      3.19%
Average Net Assets                                                    ========   ========   ========   ========   ========
Of Preferred Stock:
==========================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end
Data:                of year (in thousands) .....................     $210,727   $209,617   $198,407   $123,760   $143,259
                                                                      ========   ========   ========   ========   ========
                     Preferred Stock outstanding, end of year
                     (in thousands) .............................     $ 97,500   $ 97,500   $ 97,500   $ 60,000   $ 60,000
                                                                      ========   ========   ========   ========   ========
                     Portfolio turnover .........................       41.47%     52.03%     54.78%     57.94%     46.83%
                                                                      ========   ========   ========   ========   ========
==========================================================================================================================
Leverage:            Asset coverage per $1,000 ..................     $  3,161   $  3,150   $  3,035   $  3,063   $  3,388
                                                                      ========   ========   ========   ========   ========
==========================================================================================================================
Dividends Per Share  Series A--Investment income--net ...........     $    325   $    723   $    962   $    703   $    798
On Preferred Stock                                                    ========   ========   ========   ========   ========
Outstanding:++       Series B--Investment income--net ...........     $    292   $    702   $    739         --         --
                                                                      ========   ========   ========   ========   ========
==========================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 + Certain prior year amounts have been reclassified to conform to current year presentation.
++ The Fund's Preferred Stock was issued on November 30, 1992 for Series A and February 7, 2000 for Series B.
 @    Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    14 & 15

                              MuniYield New Jersey Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $146,540 increase in cost of securities (which, in turn, results in a corresponding $146,540 increase in undistributed net investment income and a corresponding $146,540 decrease in unrealized appreciation), based on securities held by the Fund as of November 30, 2001.

The effect of this change for the year ended November 30, 2002 was to increase net investment income by $74,433, decrease net unrealized appreciation by $181,278 and increase net realized capital losses by $39,695. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $39,432 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended November 30, 2002, FAM reimbursed the Fund in the amount of $47.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., received $6,037 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund reimbursed FAM $12,632 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


                                    16 & 17

                              MuniYield New Jersey Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $123,276,345 and $126,887,147, respectively.

Net realized gains (losses) for the year ended November 30, 2002 and net unrealized gains (losses) as of November 30, 2002 were as follows:

-------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments .................        $ 2,713,076         $ 14,474,133
Financial futures contracts ...........         (3,109,852)             (98,086)
                                               -----------         ------------
Total .................................        $  (396,776)        $ 14,376,047
                                               ===========         ============
-------------------------------------------------------------------------------

As of November 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $14,655,412, of which $15,508,065 related to appreciated securities and $852,653 related to depreciated securities. The aggregate cost of investments at November 30, 2002 for Federal income tax purposes was $288,817,693.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended November 30, 2002 increased by 21,129 as a result of dividend reinvestment and for the year ended November 30, 2001 remained constant.

Preferred Stock

AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2002 were as follows: Series A, 1.15% and Series B, .90%.

Shares issued and outstanding during the years ended November 30, 2002 and November 30, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $135,193 as commissions.

5. Distributions to Shareholders:

On December 3, 2002, a tax-exempt income dividend of $.080000 was declared. The dividend was paid on December 30, 2002, to shareholders of record on December 13, 2002.

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 was as follows:

--------------------------------------------------------------------------------
                                                   11/30/2002         11/30/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ......................        $14,847,395        $15,102,634
  Ordinary income ........................             71,445                 --
                                                  -----------        -----------
Total distributions ......................        $14,918,840        $15,102,634
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of November 30, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net .......................     $  1,650,630
Undistributed ordinary income--net .........................               --
Undistributed long-term capital gains--net .................               --
                                                                 ------------
Total undistributed earnings--net ..........................        1,650,630
Capital loss carryforward ..................................       (8,257,247)*
Unrealized gains--net ......................................       11,606,471**
                                                                 ------------
Total accumulated earnings--net ............................     $  4,999,854
                                                                 ============
-----------------------------------------------------------------------------

 * On November 30, 2002, the Fund had a net capital loss carryforward of $8,257,247, of which $1,401,088 expires in 2007 and $6,856,159 expires in
      2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc., as of November 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 6, 2003


                                    18 & 19

                              MuniYield New Jersey Fund, Inc., November 30, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                        Payable         Ordinary
                                                          Date           Income
--------------------------------------------------------------------------------
Common Shareholders                                     12/28/01       $0.004116
--------------------------------------------------------------------------------
Preferred Shareholders:    Series A                     12/20/01       $    3.39
                           -----------------------------------------------------
                           Series B                     12/19/01       $    3.29
--------------------------------------------------------------------------------

Please retain this information for your records.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of November 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                  Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................        74.3%
AA/Aa .......................................................         6.3
A/A .........................................................         6.2
BBB/Baa .....................................................        12.3
NR (Not Rated) ..............................................         0.4
Other+ ......................................................         0.5
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

                                                                                                        Number of
                                                                                                      Portfolios in        Other
                                               Position(s)   Length                                   Fund Complex     Directorships
                                                  Held       of Time       Principal Occupation(s)     Overseen by        Held by
Name                       Address & Age        with Fund    Served          During Past 5 Years         Director        Director
====================================================================================================================================
      Interested Director
====================================================================================================================================
Terry K. Glenn*      P.O. Box 9011              President    1999 to      Chairman, Americas Region      117 Funds         None
                     Princeton, NJ 08543-9011   and          present      since 2001 and Executive    162 Portfolios
                     Age: 62                    Director     and          Vice President since 1983
                                                             1992 to      of Fund Asset Management,
                                                             present      L.P. ("FAM") and Merrill
                                                                          Lynch Investment
                                                                          Managers, L.P. ("MLIM");
                                                                          President of Merrill
                                                                          Lynch Mutual Funds since
                                                                          1999; President of FAM
                                                                          Distributors, Inc.
                                                                          ("FAMD") since 1986 and
                                                                          Director thereof since
                                                                          1991; Executive Vice
                                                                          President and Director of
                                                                          Princeton Services, Inc.
                                                                          ("Princeton Services")
                                                                          since 1993; President of
                                                                          Princeton Administrators,
                                                                          L.P. since 1988; Director
                                                                          of Financial Data
                                                                          Services, Inc. since
                                                                          1985.
                   =================================================================================================================
                   * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                     Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                     President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President
                     of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================


                                     20 & 21

                              MuniYield New Jersey Fund, Inc., November 30, 2002

OFFICERS AND DIRECTORS (concluded)

                                                                                                        Number of
                                                                                                      Portfolios in        Other
                                               Position(s)   Length                                   Fund Complex     Directorships
                                                  Held       of Time       Principal Occupation(s)     Overseen by        Held by
Name                       Address & Age        with Fund    Served*         During Past 5 Years         Director        Director
====================================================================================================================================
      Independent Directors
====================================================================================================================================
James H. Bodurtha    P.O. Box 9011              Director     1995 to      Director and Executive          42 Funds         None
                     Princeton, NJ 08543-9011                present      Vice President, The China    61 Portfolios
                     Age: 58                                              Business Group, Inc.
                                                                          since 1996; Chairman,
                                                                          Berkshire Holding
                                                                          Corporation since 1980.
====================================================================================================================================
Joe Grills           P.O. Box 9011              Director     2002 to      Member of Committee on          42 Funds     Kimco
                     Princeton, NJ 08543-9011                present      Investment of Employee       61 Portfolios   Realty
                     Age: 67                                              Benefit Assets of the                        Corporation
                                                                          Association for Financial
                                                                          Professionals since 1986;
                                                                          Member of CIEBA's
                                                                          Executive Committee since
                                                                          1988; Member of the
                                                                          Investment Advisory
                                                                          Committees of the State
                                                                          of New York Common
                                                                          Retirement Fund since
                                                                          1989; Director, Duke
                                                                          Management Company since
                                                                          1992 and Vice Chairman
                                                                          thereof since 1998;
                                                                          Director, Kimco Realty
                                                                          Corporation since 1997;
                                                                          Member of the Investment
                                                                          Advisory Committee of the
                                                                          Virginia Retirement
                                                                          System since 1998;
                                                                          Director, Montpelier
                                                                          Foundation since 2000;
                                                                          Member of the Investment
                                                                          Committee of the
                                                                          Woodberry Forest School
                                                                          since 2000; Member of the
                                                                          Investment Committee of
                                                                          the National Trust for
                                                                          Historic Preservation
                                                                          since 2000.
====================================================================================================================================
Herbert I. London    P.O. Box 9011              Director     1992 to      John M. Olin Professor of       42 Funds         None
                     Princeton, NJ 08543-9011                present      Humanities, New York         61 Portfolios
                     Age: 63                                              University since 1993;
                                                                          President of Hudson
                                                                          Institute since 1997 and
                                                                          Trustee thereof since
                                                                          1980.
====================================================================================================================================
Andre F. Perold      P.O. Box 9011              Director     1992 to      George Gund Professor of        42 Funds         None
                     Princeton, NJ 08543-9011                present      Finance and Banking,         61 Portfolios
                     Age: 50                                              Harvard School of
                                                                          Business since 2000;
                                                                          Finance Area Chair since
                                                                          1996.
====================================================================================================================================
Roberta Cooper Ramo  P.O. Box 9011              Director     1999 to      Shareholder, Modrall,           42 Funds     Coopers,
                     Princeton, NJ 08543-9011                present      Sperling, Roehl, Harris &    61 Portfolios   Inc.;
                     Age: 60                                              Sisk, P.A. since 1993;                       ECMC, Inc.
                                                                          Director of Cooper's,
                                                                          Inc. since 1999 and
                                                                          Director of ECMC, Inc.
                                                                          since 2001.
====================================================================================================================================
Robert S.            P.O. Box 9011              Director     2002 to      Principal of STI                42 Funds         None
  Salomon, Jr.       Princeton, NJ 08543-9011                present      Management since 1994.       61 Portfolios
                     Age: 66                                              Director of Rye Country
                                                                          Day School since 2001.
====================================================================================================================================
Melvin R. Seiden     P.O. Box 9011              Director     2002 to      Director, Silbanc               42 Funds         None
                     Princeton, NJ 08543-9011                present      Properties, Ltd. (real       61 Portfolios
                     Age: 72                                              estate, investment and
                                                                          consulting) since 1987.
====================================================================================================================================
Stephen B. Swensrud  P.O. Box 9011              Director     2002 to      Chairman, Fernwood              42 Funds     Interna-
                     Princeton, NJ 08543-9011                present      Advisors (investment         61 Portfolios   tional
                     Age: 69                                              adviser) since 1996;                         Mobile
                                                                          Principal of Fernwood                        Communi-
                                                                          Associates (financial                        cations, Inc.
                                                                          consultant) since 1975;
                                                                          Chairman of RPP
                                                                          Corporation
                                                                          (manufacturing) since
                                                                          1978; Director,
                                                                          International Mobile
                                                                          Communications, Inc.
                                                                          (telecommunications)
                                                                          since 1998.
                   =================================================================================================================
                   * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December
                     31 of the year in which they turn 72.
====================================================================================================================================

                                               Position(s)    Length
                                                   Held       of Time
Name                       Address & Age        with Fund     Served*         Principal Occupation(s) During Past 5 Years
====================================================================================================================================
      Fund Officers
====================================================================================================================================
Donald C. Burke      P.O. Box 9011              Vice         1993 to      First Vice President of FAM and MLIM since 1997 and
                     Princeton, NJ 08543-9011   President    present      Treasurer thereof since 1999; Senior Vice President
                     Age: 42                    and          and 1999     and Treasurer of Princeton Services since 1999; Vice
                                                Treasurer    to present   President of FAMD since 1999; Vice President of FAM
                                                                          and MLIM from 1990 to 1997; Director of MLIM
                                                                          Taxation since 1990.
====================================================================================================================================
Kenneth A. Jacob     P.O. Box 9011              Senior       2002 to      Managing Director of MLIM since 2000 and First Vice
                     Princeton, NJ 08543-9011   Vice         present      President from 1997 to 2000.
                     Age: 51                    President
====================================================================================================================================
John M. Loffredo     P.O. Box 9011              Senior       2002 to      Managing Director of MLIM since 2000 and First Vice
                     Princeton, NJ 08543-9011   Vice         present      President from 1997 to 2000.
                     Age: 39                    President
====================================================================================================================================
Theodore R.          P.O. Box 9011              Vice         1997 to      Director (Municipal Tax-Exempt Fund Management) of
  Jaeckel Jr.        Princeton, NJ 08543-9011   President    present      MLIM since 1997.
                     Age: 43
====================================================================================================================================
Alice A. Pellegrino  P.O. Box 9011              Secretary    1999 to      Vice President (Legal Advisory) of MLIM since 1999;
                     Princeton, NJ 08543-9011                present      Attorney associated with MLIM since 1997.
                     Age: 42
                   =================================================================================================================
                   * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================
                     Effective January 1, 2003, Melvin R. Seiden, Director of MuniYield New Jersey Fund, Inc., retired. The Fund's
                     Board of Directors wishes Mr. Seiden well in his retirement.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYJ


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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